UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) with the Securities and Exchange Commission (the “SEC”), the Company previously executed and delivered to a certain investor party (the “Holder”) that certain Third Amended and Restated Senior Secured Convertible Debenture, dated September 1, 2016 (the “Restated Debenture”).

In an effort to facilitate the Company’s previously articulated recapitalization, non-core asset sales, as well as a conventional asset based lending solution, to reduce the exposure to remaining convertible debentures, on March 9, 2017, the Holder, the Company, and a third-party investor (the “Assignee Holder”) effectuated a two-part exchange with respect to a portion of the Restated Debenture in which the Holder assigned a portion of its interest in the Restated Debenture (the “Assigned Debt”) to the Assignee Holder pursuant to an Assignment and Assumption Agreement, dated as of March 9, 2017, and simultaneously therewith, the Company, all of its subsidiaries, and the Assignee Holder entered into an Exchange Agreement, dated as of March 9, 2017 (the “Exchange Agreement”), pursuant to which the Company issued to the Assignee Holder a 4.67% Convertible Promissory Note, dated as of March 9, 2017, in the aggregate principal amount of $550,000 (the “Exchange Note”) in exchange for the surrender by the Assignee Holder of the Assigned Debt. The Exchange Note has a maturity date of March 31, 2019, provides for the payment of interest in cash or in kind, is convertible into the Common Stock of the Company at the option of the Assignee Holder upon the terms set forth therein, is subordinated to the Senior Debt of the Company, and contains certain trading restrictions, as defined therein.

The foregoing description of the Exchange Agreement and Exchange Note does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Exchange Agreement and Exchange Note, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The provisions of the Exchange Agreement and Exchange Note, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Exchange Note and the shares of Common Stock issuable to the Assignee Holder upon exercise of the Exchange Note, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 3(a)(9) thereunder.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Exchange Agreement, dated as of March 8, 2017, by and among the Company, the Subsidiaries of the Company, and the Holders party thereto.

10.2	4.67% Convertible Promissory Note, dated March 8, 2017, issued by the Company to the Holder party thereto.

10.3	Third Amended and Restated Senior Secured Convertible Debenture, dated as of September 1, 2016, issued by the Company to the Holder party thereto. (1)

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of the Company for future operations, other statements of expectation or belief, and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: March 9, 2017	By:	/s/ Daniel Sullivan
Daniel Sullivan Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement, dated as of March 8, 2017, by and among the Company, the Subsidiaries of the Company, and the Holders party thereto.

10.2	4.67% Convertible Promissory Note, dated March 8, 2017, issued by the Company to the Holder party thereto.

10.3	Third Amended and Restated Senior Secured Convertible Debenture, dated as of September 1, 2016, issued by the Company to the Holder party thereto. (1)

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016 and incorporated herein by reference.

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